SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No. 0)

[   ] Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ X ] Definitive Information Statement

SECURE SIGN, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14c-5(g).

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g)

and 0-11.

          (1) Title of each class of securities to which transaction applies:

          (2) Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4) Proposed maximum aggregate value of transaction:

          (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by

Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          (2) Form, Schedule or Registration Statement No.:

          (3) Filing Party:

          (4) Date Filed:

Item 1. Information Required by Items of Schedule 14A.

     14A Item 1. Date, time and place information.

     (a) The date of the consent to action reported in this Information Statement was December 1, 2003. The mailing address for purposes of communicating with the Company is 18904 Hwy 99, Suite D, Lynwood, Washington 98036.

     (b) This Information Statement will be mailed to security holders on or after December 1, 2003.

     (c) Inapplicable to Information Statement.

     14A Item 2. Revocability of Proxy

            Inapplicable to Information Statement.

     14A Item 3. Dissenters' Right of Appraisal

            None.

     14A Item 4. Persons Making the Solicitation

            Inapplicable to Information Statement.

     14A Item 5. Interest of Certain Persons in Matters to Be Acted Upon

            Inapplicable to Information Statement .

     14A Item 6. Voting Securities and Principal Holders Thereof

     (a) The number of shares outstanding and eligible to vote or have voted in this matter are: 22,500,434 as of December 1, 2003, of which 17,519,211 voted in favor of the proposal.

     (b) The record date for security holders voting on this proposal was December 1, 2003.

     (c)-(e) Inapplicable

    14A Items 7 through 10.

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company's Board currently has five (5) members. The Company's management recommended four of the current directors for re-election and the one director listed below for election to the Company's Board of Directors. Each of the nominees has indicated his willingness to serve if elected.

The term of office of each person elected as a Director will continue for the applicable term of such Director's class, or until his successor has been duly elected and qualified.

The following table indicates the name of each nominee/director, the Director's class, and certain information regarding each nominee, including their age, principal occupation or employment, and the year in which each nominee first became a Director of the Company, if such person has previously served on the Company's Board of Directors.

Name of Nominee	Age	Current Position/Office	Position Held Since
Len Hartkemeier	55	Director	September 12, 2003
Christopher Haigh	53	President/CEO/Director	September 12, 2003
M. Yaqub Mirza	56	Director	September 12, 2003
Inder Singh	58	Director	September 12, 2003
Harvey Bornstein	64	Director	November 5, 2003

Len Hartkemeier, 55, has worked full time as a consultant for Hartkemeier and Company, Inc. for over 20 years.  In this capacty, he has advised many young companies in the development of their business plans, corporate goals, marketing plans, financial structure, employee needs, and potential sources of financing.  He has also performed due diligence for clients looking for investments.  He also assists small and large companies in strategic planning.  Such client companies have included ventures involved with digital signage, natural beverages, movie distribution, and efficient energy production.  Previously, Mr. Hartkemeier was a stockbroker with the Beverly Hills offices of Smith, Barney, Harris, Upham & Co. and Sutro & Co where he specialized in portfolio structuring, municipal bond sales, and tax advantaged investments for very high net worth clients.  Mr. Hartkemeier is a graduate of the University of California, Los Angeles where he received a bachelor's degree and completed graduate studies in Economics.  He resides in Malibu, California.

Christopher Haigh,  53,  is currently the President of the Tyburn Group, which provides marketing and management services to entertainment and communications companies, since 1986.  Mr. Haigh has been creative director and department head at Transcom Software and an executive at MSH Entertainment from 1996 to 1999.  During 2000, he led marketing initiatives at ePIT systems and Chuckwalla.  He has founded two companies: East End Communications in 1981and eCurator.com in 1999.  He is a graduate of Oxford University and the Central School of Drama in London.

M. Yaqub Mirza, 56.  Dr. Mirza has served as a director of Linuxworks, Inc. since 1992.  Since June 1998, Dr. Mirza served as President and Chief Executive Officer of Sterling Management Group, a business development and management consulting services company.  Since March 1995, Dr. Mirza has served as President and Chief Executive Officer of MarJac Investments, an international investment firm, and served as it Executive Vice-President from April 1997 to March 1995.  Dr. Mirza also serves as Chairman of the Board of Directors of Jugos Concentrados, a Chilean manufacturer of juice concentrates and as Trustee and Chairman of Amana Mutual Funds Trust.  Dr. Mirza holds a B.S. in Physics and Mathematics from the University of Punjab, Pakistan, a M.S. in Physics from the University of Karachi, Pakistan and a Ph.D. in Physics and M.A. in Teaching Science from the University of Texas at Dallas.

Inder Singh, 58. Mr. Singh has served as Linuxworks, Inc.'s Chairman of the Board since the company's incorporation in March 1998.  Mr. Singh served as its Chief Executive Officer from March 1988 until June 1999 and from February 2000 to date and as  its President since August 2000.  From March 1988 until June 1999, Mr. Singh also served as the Linuxworks' Chief Financial Officer.  From May 1985 to March 1998, Mr. Singh acted  as an independent consultant.  Mr. Singh founded and served as Chief Executive Officer  of Excelan, a local area network, or LAN, company from May 1982 to April 1985.  In April 1997, Mr. Singh co-founded Kalpana, a Lan switch company.  Mr. Singh currently serves as Chairman and President of the Embedded Linux Consortium and he is also a board member of Packet Stream, a communications technology company and Pocketpass.com, an Internet commerce company.  Mr. Singh holds a B.S. in Electrical Engineering from the Indian Institute of Technology, Delhi, India, an M.S. in Electrical Engineering and Computer Science from Polytechnic Institute of New York and a Ph.D. in computer science from Yale University.

Harvey Bornstein, 64, has been the owner of Bornstein & Associates from 1985 to the present and has served continuously as its Chief Executive Officer.  The Company provides management consulting and financial guidance to small, rapidly-growing high-technology companies.  Mr. Bornstein graduated from the University of Southern California in 1963 with a B.S. in Finance and Real Estate.

BOARD AND COMMITTEE MEETINGS

During the Company's fiscal year ending September 30, 2003, the Board of Directors held a total of 2 meetings and approved 2 Actions by Written Consent. During that time, no incumbent Director attended fewer than 100% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he has been a Director).

There are currently no committees of the Board of Directors as the Company does not have sufficient members on the Board that would be classified as independent members. Management is committed to finding additional appropriate knowledgeable independent Board members to assist in the growth of the Company and sit on various board committees. The functions of the Audit and Compensation Committee are: (i) to recommend the engagement of the Company's independent auditors and review with them the plan, scope and results of their audit for each year; (ii) to consider and review other matters relating to the financial and accounting affairs of the Company; and (iii) to review and recommend to the Board of Directors all compensation packages, including the number and terms of stock options, offered to officers and executive employees of the Company. Prior to the establishment of the Audit and Compensation Committee, the entire Board of Directors performed the functions now assigned to this committee.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such Officers, Directors and ten percent shareholders are also required by SEC rules to furnish the Company with copies of all such forms that they file. The Company's initial registration statement on Form 10-SB became effective on or about October 8, 1999. Management is confident that all filings required are current as of the proxy date.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the aggregate annual remuneration of Secure Sign's Officers and Directors and the other executive officers for the fiscal year ended September 30, 2002, and for the fiscal years ended September 30, 2001 and September 30, 2000, the Company's most recent and only meaningful fiscal years. All amounts are in U.S. dollars unless otherwise noted.

Name and Principal Position	Year	Annual Compensation			Long-term Compensation			All Other Compensation
		Salary	Bonus	Other Annual Compensation	Awards		Payouts
					Restricted Stock Award(s)	Securities Underlying Options/SARs	LTIP Payouts

Len Hartkemeier	2001	0	0	0	0	0	0	0
	2002	0	0	0	0	0	0	0
	2003	0	0	0	0	0	0	0

Christopher Haigh (1)	2001	0	0	0	0	0	0	0
	2002	0	0	0	0	0	0	0
	2003	$36,000	0	0	0	0	0	0

M. Yaqub Mirza	2001	0	0	0	0	0	0	0
	2002	0	0	0	0	0	0	0
	2003	0	0	0	0	0	0	0

Inder Singh	2001	0	0	0	0	0	0	0
	2002	0	0	0	0	0	0	0
	2003	0	0	0	0	0	0	0

Harvey Bornstein	2001	0	0	0	0	0	0	0
	2002	0	0	0	0	0	0	0
	2003	0	0	0	0	0	0	0

(1)  As a consultant whose services were provided through The Tyburn Group

SB Item 201(d), Release 33-8048 Information

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(A)	(B)	(C)

Equity Compensation plans approved by security holders	3,286,400	$ 0.027	0

Equity compensation plans not approved by security holders	0	0	0

Total	3,286,400	$ 0.027	0

OPTION GRANTS IN FISCAL YEAR 2002

The following table sets forth the option grants in fiscal year ended September 30, 2003, made to the officers and directors in the Summary Compensation Table above. No stock appreciation rights were granted in fiscal year September 30, 2002. All amounts are in U.S. dollars unless otherwise noted.  No options are being vested over time.

Name	Position	Exercise Price ($/share)	Expiration Date	Number of Securities Underlying the Options Granted	Percent of Total Options Granted to Employees in Fiscal Year 2003
Len Hartkemeier	Director	0	0	0	0
Christopher Haigh	President/CEO/Director	0	0	0	0
M. Yaqub Mirza	Director	0	0	0	0
Inder Singh	Director	0	0	0	0
Harvey Bornstein	Director	0	0	0	0

            EMPLOYMENT AGREEMENTS

            No employment agreements were entered into in Fiscal 2002 and no employment agreements were entered into in 2003.

CERTAIN TRANSACTIONS

There have been no transactions since September 29, 2003, or proposed transactions, which have materially affected or will materially affect the Company in which any Director, Executive Officer, or beneficial holder of more than 10% of the outstanding common stock, or any of their respective relatives, spouses, associates or affiliates has had or will have any direct or material indirect interest.

INDEPENDENT PUBLIC ACCOUNTANTS

The company has selected Weinberg & Associates as its principal accountants for the current year.  Lichter, Weil & Associates were the Company's accountants for the fiscal year ended September 30, 2002.

    Audit Fees

During the fiscal year ended September 30, 2002, the Company paid Lichter, Weil a total of $30,000 as compensation for professional services rendered to the Company for the audit of the company's annual financial statements for the fiscal years then ended and the reviews of the financial statements included in the Company's Forms 10-QSB for the preceding fiscal years.

From January 1, 2003 to the date of this filing, the Company has been billed by Lichter, Weil & Associates, and has paid $4,500 for the reviews of the financial statements to be included in the Company's Forms 10-QSB for this fiscal year.

    Financial Information Systems Design and Implementation Fees

The Company was not billed for any services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by Lichter, Weil in this fiscal year or in the fiscal year ended September 30, 2002.

    All Other Fees

There were no other fees billed to the Company by Lichter, Weil & Associates.

    14A Item 11. Authorization or Issuance of Securities Otherwise Than For Exchange.

        Not Applicable.

       14A Item 12. Modification or Exchange of Securities.

        Not applicable.

       14A Item 13. Financial and Other Information.

       No Applicable.

    14A Item 14. Mergers, Consolidations, Acquisitions and Similar Matters.

        Not applicable.

    14A Items 15, 16, 17 and 18 are inapplicable to this information statement.

    14A Item 19. Amendment of Charter, By-Laws or Other Documents.

           No Applicable.

    14A Item 20. Other Proposed Action.

            None.

    14A Item 21. Voting Procedures.

            Inapplicable to this information statement.

    14A Item 22. Information Required in Investment Company Proxy Statement.

            Inapplicable to this information statement.

FURTHER INFORMATION REQUIRED IN 14C INFORMATION STATEMENT

ITEM 2. Statement That Proxies Are Not Solicited

           WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ITEM 3. Interest of Certain Persons in or Opposition to Matters to be Acted Upon.

ITEM 4. Proposals by Security Holders

         No proposals in opposition to this proposal have been received by the Company.

ITEM 5. Delivery of Documents to Security Holders Sharing an Address.

        Each security holder will be sent a copy of this information statement, even if sharing an address with another security holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURE SIGN, INC.

(Registrant)

By: /s/ Christopher Haigh

       Christopher Haigh, CEO

Dated: December 18, 2003

MATERIAL INCORPORATED BY REFERENCE:

              Annual Report on Form 10KSB, filed September 30, 2002, for the period ending September 30, 2002, and quarterly report on Form 10QSB for the period ended June 30, 2003.